INVESCO SMALL CAP EQUITY FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  12/31/2012
FILE NUMBER:        811-1540
SERIES NO.:         21

74U....... 1   Number of shares outstanding (000's Omitted)
               Class A                                         30,005
           2   Number of shares outstanding of a second class of open-end company shares (000's
               Omitted)
               Class B                                          1,069
               Class C                                          4,234
               Class R                                          6,273
               Class Y                                          8,016
               Class R5                                        10,073
               Class R6                                         5,079
74V....... 1   Net asset value per share (to nearest cent)
               Class A                                        $ 13.24
           2   Net asset value per share of a second class of open-end company shares (to nearest cent)
               Class B                                        $ 11.81
               Class C                                        $ 11.81
               Class R                                        $ 12.83
               Class Y                                        $ 13.40
               Class R5                                       $ 13.91
               Class R6                                       $ 13.92

INVESCO GLOBAL CORE EQUITY FUND                                SUB-ITEM 77Q3


DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2012
FILE NUMBER:        811-1540
SERIES NO.:         23

72DD...... 1   Total income dividends for which record date passed during the period. (000's Omitted)
               Class A                           $19,687
           2   Dividends for a second class of open-end company shares (000's Omitted)
               Class B                           $   947
               Class C                           $ 1,490
               Class R                           $    12
               Class Y                           $   370
               Class R5                          $     6
73A.......     Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1   Dividends from net investment income
               Class A                           $0.2415
           2   Dividends for a second class of open-end company shares (form nnn.nnnn)
               Class B                           $0.2007
               Class C                           $0.1338
               Class R                           $0.2037
               Class Y                           $0.2762
               Class R5                          $0.2794
74U....... 1   Number of shares outstanding (000's Omitted)
               Class A                            81,358
           2   Number of shares outstanding of a second class of open-end company shares (000's
               Omitted)
               Class B                             4,639
               Class C                            10,955
               Class R                                62
               Class Y                             1,304
               Class R5                               22
74V....... 1   Net asset value per share (to nearest cent)
               Class A                           $ 12.76
           2   Net asset value per share of a second class of open-end company shares (to nearest cent)
               Class B                           $ 12.25
               Class C                           $ 12.27
               Class R                           $ 12.76
               Class Y                           $ 12.76
               Class R5                          $ 12.90

INVESCO INTERNATIONAL SMALL COMPANY FUND                         SUB-ITEM 77Q3


DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2012
FILE NUMBER:        811-1540
SERIES NO.:         19

72DD...... 1   Total income dividends for which record date passed during the period. (000's Omitted)
               Class A                           $   613
           2   Dividends for a second class of open-end company shares (000's Omitted)
               Class B                           $     6
               Class C                           $    20
               Class Y                           $   389
               Class R5                          $   435
               Class R6                          $   102
73A.......     Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1   Dividends from net investment income
               Class A                           $0.4280
           2   Dividends for a second class of open-end company shares (form nnn.nnnn)
               Class B                           $0.0110
               Class C                           $0.0110
               Class Y                           $0.0949
               Class R5                          $0.1126
               Class R6                          $0.1146
74U....... 1   Number of shares outstanding (000's Omitted)
               Class A                            14,213
           2   Number of shares outstanding of a second class of open-end company shares (000's
               Omitted)
               Class B                               517
               Class C                             1,804
               Class Y                             4,358
               Class R5                            3,858
               Class R6                              870
74V....... 1   Net asset value per share (to nearest cent)
               Class A                           $ 20.81
           2   Net asset value per share of a second class of open-end company shares (to nearest cent)
               Class B                           $ 20.03
               Class C                           $ 20.03
               Class Y                           $ 20.84
               Class R5                          $ 20.71
               Class R6                          $ 20.72

INVESCO SMALL CAP EQUITY FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  12/31/2012
FILE NUMBER:        811-1540
SERIES NO.:         21

74U....... 1   Number of shares outstanding (000's Omitted)
               Class A                                         30,005
           2   Number of shares outstanding of a second class of open-end company shares (000's
               Omitted)
               Class B                                          1,069
               Class C                                          4,234
               Class R                                          6,273
               Class Y                                          8,016
               Class R5                                        10,073
               Class R6                                         5,079
74V....... 1   Net asset value per share (to nearest cent)
               Class A                                        $ 13.24
           2   Net asset value per share of a second class of open-end company shares (to nearest cent)
               Class B                                        $ 11.81
               Class C                                        $ 11.81
               Class R                                        $ 12.83
               Class Y                                        $ 13.40
               Class R5                                       $ 13.91
               Class R6                                       $ 13.92